Exhibit 1.2

Pricing Agreement

September 6, 2023

Barclays Capital Inc.

      As representative of the several Underwriters

named in Schedule I (the “Representative”)

Ladies and Gentlemen:

Barclays PLC (the “Company”) proposes to issue $1,450,000,000 aggregate principal amount of 6.496% Fixed-to-Floating Rate Senior Callable Notes due 2027 (the “2027 notes”), $1,250,000,000 aggregate principal amount of 6.490% Fixed-to-Floating Rate Senior Callable Notes due 2029 (the “2029 notes”), $1,500,000,000 aggregate principal amount of 6.692% Fixed-to-Floating Rate Senior Callable Notes due 2034 (the “2034 notes” and, together with the 2027 notes and the 2029 notes, the “fixed-to-floating rate notes”) and $300,000,000 aggregate principal amount of Floating Rate Senior Callable Notes due 2027 (the “floating rate notes” and, together with the fixed-to-floating rate notes, the “notes”). Each of the Underwriters hereby undertakes to purchase at the subscription price set forth in Schedule II hereto, the amount of notes set forth opposite the name of such Underwriter in Schedule I-A, I-B, I-C and/or I-D hereto, such payment to be made at the Time of Delivery set forth in Schedule II hereto. The obligations of the Underwriters hereunder are several but not joint.

Each of the provisions of the Underwriting Agreement—Standard Provisions, dated March 3, 2021 (the “Underwriting Agreement”), is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Agreement, except that each representation and warranty with respect to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation and warranty as of the date of the Prospectus and also a representation and warranty as of the date of this Agreement in relation to the Prospectus as amended or supplemented relating to the notes. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representative designated to act on behalf of each of the Underwriters of the Designated Securities pursuant to Section 14 of the Underwriting Agreement and the address referred to in such Section 14 is set forth in Schedule II hereto.

An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you, is now proposed to be filed with the Commission.

The Applicable Time for purposes of this Pricing Agreement is 5:30 p.m. New York time on September 6, 2023. Each “free writing prospectus” as defined in Rule 405 under the Securities Act for which each party hereto has received consent to use in accordance with Section 7 of the Underwriting Agreement is listed in Schedule III hereto and is attached as Exhibit A, Exhibit B, Exhibit C and Exhibit D hereto.

Singapore Securities and Futures Act Product Classification

Solely for the purposes of its obligations pursuant to sections 309B(1)(a) and 309B(1)(c) of the Securities and Futures Act 2001 of Singapore (the “SFA”), the Company has determined, and hereby notifies all relevant persons (as defined in Section 309A of the SFA) that the notes are “prescribed capital markets products” (as defined in the Securities and Futures (Capital Markets Products) Regulations 2018).

If the foregoing is in accordance with your understanding, please sign and return to us the counterpart hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters on the one hand and the Company on the other.

Very truly yours,

BARCLAYS PLC

/s/ Stuart Frith
Name: Stuart Frith
Title: Director, Capital Markets Execution

Accepted as of the date hereof at New York, New York

On behalf of itself and each of the other Underwriters

BARCLAYS CAPITAL INC.

/s/ Thomas Boone
Name: Thomas Boone
Title: Director

[Signature Page to Pricing Agreement]

SCHEDULE I-A

Underwriters	Principal Amount of the 2027 notes
Barclays Capital Inc.	$991,437,500
BNP Paribas Securities Corp.	$38,062,500
Citigroup Global Markets Inc.	$38,062,500
Deutsche Bank Securities Inc.	$38,062,500
DZ Financial Markets LLC	$38,062,500
Intesa Sanpaolo IMI Securities Corp.	$38,062,500
J.P. Morgan Securities LLC	$38,062,500
Rabo Securities USA, Inc.	$38,062,500
Scotia Capital (USA) Inc.	$38,062,500
UBS Securities LLC	$38,062,500
American Veterans Group, PBC	$14,500,000
Bank of China Limited, London Branch	$14,500,000
Cabrera Capital Markets LLC	$14,500,000
Drexel Hamilton, LLC	$14,500,000
Mischler Financial Group, Inc.	$14,500,000
Roberts & Ryan, Inc.	$14,500,000
Swedbank AB (publ)	$14,500,000
Truist Securities, Inc.	$14,500,000
Total	$1,450,000,000

SCHEDULE I-B

Underwriters	Principal Amount of the 2029 notes
Barclays Capital Inc.	$856,250,000
BBVA Securities Inc.	$31,250,000
CIBC World Markets Corp.	$31,250,000
ING Financial Markets LLC	$31,250,000
Mizuho Securities USA LLC	$31,250,000
MUFG Securities Americas Inc.	$31,250,000
Santander US Capital Markets LLC	$31,250,000
SG Americas Securities, LLC	$31,250,000
Standard Chartered Bank	$31,250,000
TD Securities (USA) LLC	$31,250,000
Blaylock Van, LLC	$12,500,000
BNY Mellon Capital Markets, LLC	$12,500,000
Independence Point Securities LLC	$12,500,000
Loop Capital Markets LLC	$12,500,000
PNC Capital Markets LLC	$12,500,000
SEB Securities, Inc.	$12,500,000
Siebert Williams Shank & Co., LLC	$12,500,000
Stern Brothers & Co.	$12,500,000
Westpac Banking Corporation	$12,500,000
Total	$1,250,000,000

SCHEDULE I-C

Underwriters	Principal Amount of the 2034 notes
Barclays Capital Inc.	$1,057,500,000
BMO Capital Markets Corp.	$30,000,000
CaixaBank, S.A.	$30,000,000
Commerz Markets LLC	$30,000,000
Lloyds Securities Inc.	$30,000,000
Natixis Securities Americas LLC	$30,000,000
Nomura Securities International, Inc.	$30,000,000
Nordea Bank Abp	$30,000,000
RB International Markets (USA) LLC	$30,000,000
RBC Capital Markets, LLC	$30,000,000
SMBC Nikko Securities America, Inc.	$30,000,000
Wells Fargo Securities, LLC	$30,000,000
AmeriVet Securities, Inc	$11,250,000
Citizens JMP Securities, LLC	$11,250,000
Commonwealth Bank of Australia	$11,250,000
Desjardins Securities Inc.	$11,250,000
Great Pacific Securities	$11,250,000
Penserra Securities LLC	$11,250,000
R. Seelaus & Co., LLC	$11,250,000
Regions Securities LLC	$11,250,000
Telsey Advisory Group LLC	$11,250,000
U.S. Bancorp Investments, Inc.	$11,250,000
Total	$1,500,000,000

SCHEDULE I-D

Underwriters	Principal Amount of the floating rate notes
Barclays Capital Inc.	$205,125,000
BNP Paribas Securities Corp.	$7,875,000
Citigroup Global Markets Inc.	$7,875,000
Deutsche Bank Securities Inc.	$7,875,000
DZ Financial Markets LLC	$7,875,000
Intesa Sanpaolo IMI Securities Corp.	$7,875,000
J.P. Morgan Securities LLC	$7,875,000
Rabo Securities USA, Inc.	$7,875,000
Scotia Capital (USA) Inc.	$7,875,000
UBS Securities LLC	$7,875,000
American Veterans Group, PBC	$3,000,000
Bank of China Limited, London Branch	$3,000,000
Cabrera Capital Markets LLC	$3,000,000
Drexel Hamilton, LLC	$3,000,000
Mischler Financial Group, Inc.	$3,000,000
Roberts & Ryan, Inc.	$3,000,000
Swedbank AB (publ)	$3,000,000
Truist Securities, Inc.	$3,000,000
Total	$300,000,000

SCHEDULE II

Title of Designated Securities:

$1,450,000,000 6.496% Fixed-to-Floating Rate Senior Callable Notes due 2027.

$1,250,000,000 6.490% Fixed-to-Floating Rate Senior Callable Notes due 2029.

$1,500,000,000 6.692% Fixed-to-Floating Rate Senior Callable Notes due 2034.

$300,000,000 Floating Rate Senior Callable Notes due 2027.

Price to Public:

100.000% of principal amount (for the 2027 notes).

100.000% of principal amount (for the 2029 notes).

100.000% of principal amount (for the 2034 notes).

100.000% of principal amount (for the floating rate notes).

Subscription Price by Underwriters:

99.750% of principal amount (for the 2027 notes).

99.675% of principal amount (for the 2029 notes).

99.550% of principal amount (for the 2034 notes).

99.750% of principal amount (for the floating rate notes).

Form of Designated Securities:

Each of the 2027 notes, the 2029 notes, the 2034 notes and the floating rate notes will be represented by one or more global notes registered in the name of Cede & Co., as nominee of The Depository Trust Company issued pursuant to the Senior Debt Securities Indenture dated January 17, 2018 (as heretofore amended and supplemented) between Barclays PLC and The Bank of New York Mellon, London Branch, as trustee (the “Trustee”), as amended and supplemented by the Fifteenth Supplemental Indenture to be dated on or about September 13, 2023, among Barclays PLC, the Trustee and The Bank of New York Mellon SA/NV, Luxembourg Branch, as Senior Debt Security Registrar.

Securities Exchange, if any:

The New York Stock Exchange.

Maturity Date:

The stated maturity of the principal of the 2027 notes will be September 13, 2027 (the “2027 Notes Maturity Date”).

The stated maturity of the principal of the 2029 notes will be September 13, 2029 (the “2029 Notes Maturity Date”).

The stated maturity of the principal of the 2034 notes will be September 13, 2034 (the “2034 Notes Maturity Date”).

The stated maturity of the principal of the floating rate notes will be September 13, 2027 (the “Floating Rate Notes Maturity Date”).

Fixed-to-Floating Rate Notes Interest Rate:

From (and including) the Issue Date to (but excluding) the 2027 Notes Par Redemption Date (as defined in the Preliminary Prospectus Supplement (as defined below)) (the “2027 Notes Fixed Rate Period”), the 2027 notes will bear interest at a rate of 6.496% per annum.

From (and including) the 2027 Notes Par Redemption Date to (but excluding) the 2027 Notes Maturity Date (the “2027 Notes Floating Rate Period”), the applicable per annum interest rate will be equal to the Benchmark (as defined in the Preliminary Prospectus Supplement, such term subject to the provisions described under “Description of Senior Notes” in the Preliminary Prospectus Supplement) as determined on the applicable Interest Determination Date (as defined in the Preliminary Prospectus Supplement), plus the 2027 Notes Margin (as defined in the Preliminary Prospectus Supplement).

From (and including) the Issue Date to (but excluding) the 2029 Notes Par Redemption Date (as defined in the Preliminary Prospectus Supplement) (the “2029 Notes Fixed Rate Period”), the 2029 notes will bear interest at a rate of 6.490% per annum.

From (and including) the 2029 Notes Par Redemption Date to (but excluding) the 2029 Notes Maturity Date (the “2029 Notes Floating Rate Period”), the applicable per annum interest rate will be equal to the Benchmark (such term subject to the provisions described under “Description of Senior Notes” in the Preliminary Prospectus Supplement) as determined on the applicable Interest Determination Date, plus the 2029 Notes Margin (as defined in the Preliminary Prospectus Supplement).

From (and including) the Issue Date to (but excluding) the 2034 Notes Par Redemption Date (as defined in the Preliminary Prospectus Supplement) (the “2034 Notes Fixed Rate Period”), the 2034 notes will bear interest at a rate of 6.692% per annum.

From (and including) the 2034 Notes Par Redemption Date to (but excluding) the 2034 Notes Maturity Date (the “2034 Notes Floating Rate Period”), the applicable per annum interest rate will be equal to the Benchmark (such term subject to the provisions described under “Description of Senior Notes” in the Preliminary Prospectus Supplement) as determined on the applicable Interest Determination Date, plus the 2034 Notes Margin (as defined in the Preliminary Prospectus Supplement).

Floating Rate Notes Interest Rate:

From (and including) the Issue Date, the applicable per annum interest rate on the floating rate notes will be equal to the Benchmark (such term subject to the provisions described under “Description of Senior Notes” in the Preliminary Prospectus Supplement) as determined on the applicable Interest Determination Date, plus the Floating Rate Notes Margin (as defined in the Preliminary Prospectus Supplement).

Fixed-to-Floating Rate Notes Fixed Rate Period Interest Payment Dates:

During each of the 2027 Notes Fixed Rate Period, the 2029 Notes Fixed Rate Period and the 2034 Notes Fixed Rate Period, interest will be payable on the applicable series of notes semi-annually in arrear on March 13 and September 13 in each year, commencing on March 13, 2024.

Fixed-to-Floating Rate Notes Floating Rate Period Interest Payment Dates:

During the 2027 Notes Floating Rate Period, interest on the 2027 notes will be payable quarterly in arrear on December 13, 2026, March 13, 2027, June 13, 2027 and the 2027 Notes Maturity Date.

During the 2029 Notes Floating Rate Period, interest on the 2029 notes will be payable quarterly in arrear on December 13, 2028, March 13, 2029, June 13, 2029 and the 2029 Notes Maturity Date.

During the 2034 Notes Floating Rate Period, interest on the 2034 notes will be payable quarterly in arrear on December 13, 2033, March 13, 2034, June 13, 2034 and the 2034 Notes Maturity Date.

Floating Rate Notes Interest Payment Dates:

Interest on the floating rate notes will be payable quarterly in arrear on March 13, June 13, September 13, and December 13 each year, commencing on December 13, 2023 and ending on the Floating Rate Notes Maturity Date.

Fixed-to-Floating Rate Notes Day Count:

30/360, Following, Unadjusted, for each respective Fixed Rate Period.

Actual/360, Modified Following, Adjusted, for each respective Fixed-to-Floating Rate Notes Floating Rate Period.

Floating Rate Notes Day Count:

Actual/360, Modified Following, Adjusted.

Regular Record Dates:

The close of business on the Business Day immediately preceding each Interest Payment Date (or, if the notes are held in definitive form, the close of business on the 15th Business Day preceding each applicable Interest Payment Date).

Sinking Fund Provisions:

No sinking fund provisions.

Optional Redemption:

The notes are redeemable as described under “Description of Senior Notes— Optional Redemption” in the Preliminary Prospectus Supplement, as supplemented by the final term sheet for the 2027 notes, the final term sheet for the 2029 notes, the final term sheet for the 2034 notes, and the final term sheet for the floating rate notes, each dated September 6, 2023, respectively.

Tax Redemption:

The notes are also redeemable as described under “Description of Senior Notes—Tax Redemption” in the Preliminary Prospectus Supplement.

Loss Absorption Disqualification Event Redemption:

The notes are also redeemable as described under “Description of Senior Notes—Loss Absorption Disqualification Event Redemption” in the Preliminary Prospectus Supplement.

Time of Delivery:

September 13, 2023 at 9:30 a.m. New York time.

Specified Funds for Payment of Subscription Price of Designated Securities:

By wire transfer to a bank account specified by the Company in same day funds.

Value Added Tax:

(a) If the Company is obliged to pay any sum to the Underwriters under this Agreement and any value added tax (“VAT”) is properly charged on such amount, the Company shall pay to the Underwriters an amount equal to such VAT on receipt of a valid VAT invoice;

(b) If the Company is obliged to pay a sum to the Underwriters under this Agreement for any fee, cost, charge or expense properly incurred under or in connection with this Agreement (the “Relevant Cost”) and no VAT is payable by the Company in respect of the Relevant Cost under paragraph (a) above, the Company shall pay to the Underwriters an amount which:

(i) if for VAT purposes the Relevant Cost is consideration for a supply of goods or services made to the Underwriters, is equal to any input VAT incurred by the Underwriters on that supply of goods and services, but only if and to the extent that the Underwriters are unable to recover such input VAT from HM Revenue & Customs (whether by repayment or credit) provided, however, that the Underwriters shall reimburse the Company for any amount paid by the Company in respect of irrecoverable input VAT pursuant to this paragraph (i) if and to the extent such input VAT is subsequently recovered from HM Revenue & Customs (whether by repayment or credit);

(ii) if for VAT purposes the Relevant Cost is a disbursement properly incurred by the Underwriters under or in connection with this Agreement as agent on behalf of the Company, is equal to any VAT paid on the Relevant Cost by the Underwriters provided, however, that the Underwriters shall use best endeavors to procure that the actual supplier of the goods or services which the Underwriters received as agent issues a valid VAT invoice to the Company.

Closing Location:

Linklaters LLP, One Silk Street, London EC2Y 8HQ, United Kingdom.

Name and address of Representative:

Designated Representative: Barclays Capital Inc.

Address for Notices:

Barclays Capital Inc.

745 Seventh Avenue

New York, NY 10019

Attn: Syndicate Registration

Selling Restrictions:

United Kingdom:

Each Underwriter represents, warrants and agrees with the Company that, in connection with the distribution of the notes, directly or indirectly, it: (1) has only communicated or caused to be communicated, and will only communicate or cause to be communicated, an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”)) received by it in connection with the issue or sale of the notes in circumstances in which Section 21(1) of the FSMA does not apply to the Company; and (2) has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the notes in, from or otherwise involving the United Kingdom.

Prohibition of Sales to United Kingdom Retail Investors:

Each Underwriter represents, warrants and agrees with the Company that it has not offered, sold or otherwise made available and will not offer, sell or otherwise make available any notes to any retail investor in the United Kingdom. For the purposes of this provision, the expression “retail investor” means a person who is one (or more) of the following:

(i)

a retail client, as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law of the United Kingdom by virtue of the European Union (Withdrawal) Act 2018 (“EUWA”); or

(ii)

a customer within the meaning of the provisions of the FSMA and any rules or regulations made under the FSMA to implement Directive (EU) 2016/97, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law of the United Kingdom by virtue of the EUWA.

Prohibition of Sales to European Economic Area Retail Investors:

Each Underwriter represents, warrants and agrees with the Company that it has not offered, sold or otherwise made available and will not offer, sell or otherwise make available any notes to any retail investor in the European Economic Area. For the purposes of this provision, the expression “retail investor” means a person who is one (or more) of the following:

(i)	a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or

(ii)	a customer within the meaning of Directive (EU) 2016/97, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II.

Canada:

Each Underwriter represents, warrants and agrees with the Company, with respect to sales of the notes in Canada, that, directly or indirectly, it shall sell the notes only to purchasers purchasing as principal that are both “accredited investors” as defined in National Instrument 45-106 Prospectus Exemptions or subsection 73.3(1) of the Securities Act (Ontario) and “permitted clients” as defined in National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations.

Hong Kong:

Each Underwriter represents, warrants and agrees that:

(i)

it has not offered or sold and will not offer or sell in Hong Kong, by means of any document, any notes other than to (a) “professional investors” as defined in the Securities and Futures Ordinance (Cap. 571) of Hong Kong (the “SFO”) and any rules made under the SFO; or (b) in other circumstances which do not result in the document being a “prospectus” as defined in the Companies (Winding Up and Miscellaneous Provisions) Ordinance (Cap. 32) of Hong Kong or which do not constitute an offer to the public within the meaning of that Ordinance; and

(ii)

it has not issued or had in its possession for the purposes of issue, and will not issue or have in its possession for the purposes of issue, whether in Hong Kong or elsewhere, any advertisement, invitation or document relating to the notes, which is directed at, or the contents of which are likely to be accessed or read by, the public of Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to notes which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” as defined in the SFO and any rules made under the SFO.

Japan:

The notes have not been and will not be registered under the Financial Instruments and Exchange Act of Japan (Act No. 25 of 1948, as amended, the “FIEA”) and accordingly, each Underwriter represents and agrees that it has not offered or sold and undertakes that it will not offer or sell any notes directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan or to others for re-offering or resale, directly or indirectly, in Japan or to any resident of Japan except pursuant to an exemption from the registration requirements of, and otherwise in compliance with the FIEA and other relevant laws and regulations of Japan. As used in this paragraph, “resident of Japan” means any person resident in Japan, including any corporation or other entity organized under the laws of Japan.

Singapore:

Each Underwriter acknowledges that the prospectus supplement and the accompanying Base Prospectus have not been and will not be registered as a prospectus with the Monetary Authority of Singapore. Accordingly, each Underwriter represents, warrants and agrees that it has not offered or sold any notes or caused the notes to be made the subject of an invitation for subscription or purchase and will not offer or sell any notes or cause the notes to be made the subject of an invitation for subscription or purchase, and has not circulated or distributed, nor will it circulate or distribute, the prospectus supplement and the accompanying Base Prospectus or any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the notes, whether directly or indirectly, to any person in Singapore other than (i) to an institutional investor (as defined in Section 4A of the SFA) pursuant to Section 274 of the SFA, (ii) to a relevant person (as defined in Section 275(2) of the SFA) pursuant to Section 275(1) of the SFA, or any person pursuant to Section 275(1A) of the SFA, and in accordance with the conditions specified in Section 275 of the SFA, or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.

Where the notes are subscribed or purchased under Section 275 of the SFA by a relevant person which is:

(i)

a corporation (which is not an accredited investor (as defined in Section 4A of the SFA)) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or

(ii)

a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary of the trust is an individual who is an accredited investor, securities or securities-based derivatives contracts (each term as defined in Section 2(1) of the SFA) of that corporation or the beneficiaries’ rights and interest (howsoever described) in that trust shall not be transferred within six months after that corporation or that trust has acquired the notes pursuant to an offer made under Section 275 of the SFA except:

1.	to an institutional investor or to a relevant person or to any person arising from an offer referred to in Section 275(1A) or Section 276(4)(c)(ii) of the SFA;

2.	where no consideration is or will be given for the transfer;

3.	where the transfer is by operation of law;

4.	as specified in Section 276(7) of the SFA; or

5.	as specified in Regulation 37A of the Securities and Futures (Offers of Investments) (Securities and Securities-based Derivatives Contracts) Regulations 2018.

Taiwan:

Each Underwriter represents, warrants and agrees with the Company that the notes have not been, and will not be, registered or filed with, or approved by, the Financial Supervisory Commission of Taiwan, the Republic of China (“Taiwan”) and/or other regulatory authority of Taiwan pursuant to applicable securities laws and regulations and may not be sold, offered or otherwise made available within Taiwan through a public offering or in circumstances which constitute an offer within the meaning of the Taiwan Securities and Exchange Act or relevant laws and regulations that requires a registration or filing with or the approval of the Financial Supervisory Commission of Taiwan and/or other regulatory authority of Taiwan. Each Underwriter further represents, warrants and agrees with the Company that no person or entity in Taiwan is authorized to offer, sell or otherwise make available any notes or the provision of information relating to the prospectus supplement and the Base Prospectus.

Other Terms and Conditions:

As set forth in the prospectus supplement dated September 6, 2023 relating to the notes (the “Preliminary Prospectus Supplement”), incorporating the Prospectus dated March 1, 2021 relating to the notes (the “Base Prospectus”).

SCHEDULE III

Issuer Free Writing Prospectus:

Final Term Sheet for the 2027 notes, dated September 6, 2023, attached hereto as Exhibit A.

Final Term Sheet for the 2029 notes, dated September 6, 2023, attached hereto as Exhibit B.

Final Term Sheet for the 2034 notes, dated September 6, 2023, attached hereto as Exhibit C.

Final Term Sheet for the floating rate notes, dated September 6, 2023, attached hereto as Exhibit D.

EXHIBIT A

Final Term Sheet for the $1,450,000,000 6.496% Fixed-to-Floating Rate Senior Callable Notes due 2027

Free Writing Prospectus Filed pursuant to Rule 433 Registration Statement No. 333-253693

$1,450,000,000 6.496% Fixed-to-Floating Rate Senior Callable Notes due 2027 Barclays PLC

PRICING TERM SHEET

Issuer:	Barclays PLC (the “Issuer”)

Notes:	$1,450,000,000 6.496% Fixed-to-Floating Rate Senior Callable Notes due 2027 (the “2027 notes”)

Expected Issue Ratings[1]:	Baa1 (Moody’s) / BBB+ (S&P) / A (Fitch)

Status:	Senior Debt / Unsecured

Legal Format:	SEC registered

Principal Amount:	$1,450,000,000

Trade Date:	September 6, 2023

Settlement Date:	September 13, 2023 (T+5) (the “Issue Date”)

Maturity Date:	September 13, 2027 (the “2027 Notes Maturity Date”)

Fixed Rate Period Coupon:	From (and including) the Issue Date to (but excluding) the 2027 Notes Par Redemption Date (as defined below) (the “2027 Notes Fixed Rate Period”), the 2027 notes will bear interest at a rate of 6.496% per annum.

Floating Rate Period Coupon:

From (and including) the 2027 Notes Par Redemption Date to (but excluding) the 2027 Notes Maturity Date (the “2027 Notes Floating Rate Period”), the applicable per annum interest rate will be equal to the Benchmark (as defined below, such term subject to the provisions described under “Description of Senior Notes” in the Preliminary Prospectus Supplement) as determined on the applicable Interest Determination Date (as defined below), plus the 2027 Notes Margin (as defined below) (the “2027 Notes Floating Interest Rate”). The 2027 Notes Floating Interest Rate will be calculated quarterly on each Interest Determination Date.

During the 2027 Notes Floating Rate Period, each interest period on the 2027 notes will begin on (and include) a 2027 Notes Floating Rate Period Interest Payment Date (as defined below) and end on (but exclude) the next succeeding 2027 Notes Floating Rate Period Interest Payment Date (each, a “2027 Notes Floating Rate Interest Period”); provided that the first 2027 Notes Floating Rate Interest Period will begin on (and include) the 2027 Notes Par Redemption Date and will end on (but exclude) the first 2027 Notes Floating Rate Period Interest Payment Date.

Par Redemption Date:	September 13, 2026 (the “2027 Notes Par Redemption Date”)

Fixed Rate Period Interest Payment Dates:	During the 2027 Notes Fixed Rate Period, interest will be payable semi-annually in arrear on March 13 and September 13 in each year, from (and including) March 13, 2024 up to (and including) the 2027 Notes Par Redemption Date.

[1]	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Floating Rate Period Interest Payment Dates:	During the 2027 Notes Floating Rate Period, interest will be payable quarterly in arrear on December 13, 2026, March 13, 2027, June 13, 2027, and the 2027 Notes Maturity Date (each, a “2027 Notes Floating Rate Period Interest Payment Date”).

Interest Determination Dates:	The second USGS Business Day preceding the applicable Floating Rate Period Interest Payment Date (each, an “Interest Determination Date”).

Benchmark:	Compounded Daily SOFR (calculated as described under “Description of Senior Notes—Calculation of the Benchmark” in the Preliminary Prospectus Supplement), subject to the Benchmark Transition Provisions.

Day Count:	30/360, Following, Unadjusted, for the 2027 Notes Fixed Rate Period. Actual/360, Modified Following, Adjusted, for the 2027 Notes Floating Rate Period.

Business Days:	Any weekday, other than one on which banking institutions are authorized or obligated by law, regulation or executive order to close in London, England or in the City of New York, United States.

Preliminary Prospectus Supplement:	Preliminary Prospectus Supplement dated September 6, 2023 (the “Preliminary Prospectus Supplement,” incorporating the Prospectus dated March 1, 2021 relating to the 2027 notes (the “Base Prospectus”)). If there is any discrepancy or contradiction between this Pricing Term Sheet and the Preliminary Prospectus Supplement, this Pricing Term Sheet shall prevail.

U.K. Bail-in Power Acknowledgement:	Yes. See the section entitled “Description of Senior Notes—Agreement with Respect to the Exercise of U.K. Bail-in Power” in the Preliminary Prospectus Supplement and “Description of Debt Securities—Agreement with Respect to the Exercise of U.K. Bail-in Power” in the Base Prospectus.

Ranking:	The ranking of the 2027 notes is described under “Description of Senior Notes—Ranking” in the Preliminary Prospectus Supplement.

Optional Redemption:

The Issuer may, at its option, redeem (i) the 2027 notes in whole or in part, pursuant to the 2027 Notes Make-Whole Redemption at any time on or after March 13, 2024 to (but excluding) September 13, 2026 (the “2027 Notes Par Redemption Date”); and/or (ii) the 2027 notes then outstanding, in whole but not in part, on the 2027 Notes Par Redemption Date, at an amount equal to 100% of their principal amount together with accrued but unpaid interest, if any, on the principal amount of the 2027 notes to be redeemed to (but excluding) the redemption date, on the terms and subject to the provisions set forth in the Preliminary Prospectus Supplement under “Description of Senior Notes—Optional Redemption.”

For purposes of the 2027 Notes Make-Whole Redemption, the 2027 Notes Discount Factor is 30 bps.

Tax Redemption:	The 2027 notes are also redeemable as described under “Description of Senior Notes—Tax Redemption” in the Preliminary Prospectus Supplement.

Loss Absorption Disqualification Event Redemption:	The 2027 notes are also redeemable as described under “Description of Senior Notes—Loss Absorption Disqualification Event Redemption” in the Preliminary Prospectus Supplement.

Margin:	188 bps (the “2027 Notes Margin”)

Benchmark Treasury:	UST 4.375% due August 15, 2026

Spread to Benchmark Treasury:	175 bps

Reoffer Yield:	6.496%

Price to Public:	100.000%

Underwriting Discount:	0.250%

Net Proceeds:	$1,446,375,000

Sole Bookrunner:	Barclays Capital Inc.

Senior Co-Managers:	BNP Paribas Securities Corp., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., DZ Financial Markets LLC, Intesa Sanpaolo IMI Securities Corp., J.P. Morgan Securities LLC, Rabo Securities USA, Inc., Scotia Capital (USA) Inc., UBS Securities LLC

Co-Managers:	American Veterans Group, PBC, Bank of China Limited, London Branch, Cabrera Capital Markets LLC, Drexel Hamilton, LLC, Mischler Financial Group, Inc., Roberts & Ryan, Inc., Swedbank AB (publ), Truist Securities, Inc.

Risk Factors:	An investment in the 2027 notes involves risks. See “Risk Factors” section beginning on page S-26 of the Preliminary Prospectus Supplement.

Denominations:	$200,000 and integral multiples of $1,000 in excess thereof.

ISIN/CUSIP:	US06738ECJ29/06738E CJ2

Legal Entity Identifier (“LEI”) Code:	213800LBQA1Y9L22JB70

Settlement:	The Depository Trust Company; Book-entry; Transferable

Documentation:	To be documented under the Issuer’s shelf registration statement on Form F-3 (No. 333-253693) and to be issued pursuant to the Senior Debt Securities Indenture dated January 17, 2018 (as heretofore amended and supplemented), between the Issuer and The Bank of New York Mellon, London Branch, as trustee (the “Trustee”), as amended and supplemented by the Fifteenth Supplemental Indenture, to be entered into on or about the Issue Date, between the Issuer, the Trustee and The Bank of New York Mellon SA/NV, Luxembourg Branch, as Senior Debt Security Registrar.

Listing:	We will apply to list the 2027 notes on the New York Stock Exchange.

Calculation Agent:	The Bank of New York Mellon, New York, or its successor appointed by the Issuer.

Governing Law:	New York law, except for the waiver of set-off provisions which will be governed by English law.

Definitions:	Unless otherwise defined herein, all capitalized terms have the meaning set forth in the Preliminary Prospectus Supplement.

The Issuer has filed a registration statement (including the Base Prospectus) and the Preliminary Prospectus Supplement with the U.S. Securities and Exchange Commission (“SEC”) for this offering. Before you invest, you should read the

Base Prospectus and the Preliminary Prospectus Supplement for this offering in that registration statement, and other documents the Issuer has filed with the SEC for more complete information about the Issuer and this offering. You may get these documents for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the Base Prospectus and the Preliminary Prospectus Supplement from Barclays Capital Inc. by calling

+1-888-603-5847.

It is expected that delivery of the 2027 notes will be made, against payment of the 2027 notes, on or about September 13, 2023, which will be the fifth (5th) business day in the United States following the date of pricing of the 2027 notes. Under Rule 15c6-1 under the Securities Exchange Act of 1934, purchases or sales of 2027 notes in the secondary market generally are required to settle within two (2) business days (T+2), unless the parties to any such transaction expressly agree otherwise. Accordingly, purchasers of the 2027 notes who wish to trade the 2027 notes on the date of the prospectus supplement or the next two (2) succeeding business days, will be required, because the 2027 notes initially will settle within five (5) business days (T+5) in the United States, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the 2027 notes who wish to trade on the date of the prospectus supplement or the next succeeding business day should consult their own legal advisers.

Singapore Securities and Futures Act Product Classification—Solely for the purposes of its obligations pursuant to sections 309B(1)(a) and 309B(1)(c) of the Securities and Futures Act 2001 of Singapore (the “SFA”), the Issuer has determined, and hereby notifies all relevant persons (as defined in Section 309A of the SFA) that the Securities are “prescribed capital markets products” (as defined in the Securities and Futures (Capital Markets Products) Regulations 2018).

To the extent any underwriter that is not a U.S. registered broker-dealer intends to effect any offers or sales of any 2027 notes in the United States, it will do so through one or more U.S. registered broker-dealers in accordance with the applicable U.S. securities laws and regulations.

EXHIBIT B

Final Term Sheet for the $1,250,000,000 6.490% Fixed-to-Floating Rate Senior Callable Notes due 2029

Free Writing Prospectus Filed pursuant to Rule 433 Registration Statement No. 333-253693

$1,250,000,000 6.490% Fixed-to-Floating Rate Senior Callable Notes due 2029 Barclays PLC

PRICING TERM SHEET

Issuer:	Barclays PLC (the “Issuer”)

Notes:	$1,250,000,000 6.490% Fixed-to-Floating Rate Senior Callable Notes due 2029 (the “2029 notes”)

Expected Issue Ratings[1]:	Baa1 (Moody’s) / BBB+ (S&P) / A (Fitch)

Status:	Senior Debt / Unsecured

Legal Format:	SEC registered

Principal Amount:	$1,250,000,000

Trade Date:	September 6, 2023

Settlement Date:	September 13, 2023 (T+5) (the “Issue Date”)

Maturity Date:	September 13, 2029 (the “2029 Notes Maturity Date”)

Fixed Rate Period Coupon:	From (and including) the Issue Date to (but excluding) the 2029 Notes Par Redemption Date (as defined below) (the “2029 Notes Fixed Rate Period”), the 2029 notes will bear interest at a rate of 6.490% per annum.

Floating Rate Period Coupon:

From (and including) the 2029 Notes Par Redemption Date to (but excluding) the 2029 Notes Maturity Date (the “2029 Notes Floating Rate Period”), the applicable per annum interest rate will be equal to the Benchmark (as defined below, such term subject to the provisions described under “Description of Senior Notes” in the Preliminary Prospectus Supplement) as determined on the applicable Interest Determination Date (as defined below), plus the 2029 Notes Margin (as defined below) (the “2029 Notes Floating Interest Rate”). The 2029 Notes Floating Interest Rate will be calculated quarterly on each Interest Determination Date.

During the 2029 Notes Floating Rate Period, each interest period on the 2029 notes will begin on (and include) a 2029 Notes Floating Rate Period Interest Payment Date (as defined below) and end on (but exclude) the next succeeding 2029 Notes Floating Rate Period Interest Payment Date (each, a “2029 Notes Floating Rate Interest Period”); provided that the first 2029 Notes Floating Rate Interest Period will begin on (and include) the 2029 Notes Par Redemption Date and will end on (but exclude) the first 2029 Notes Floating Rate Period Interest Payment Date.

Par Redemption Date:	September 13, 2028 (the “2029 Notes Par Redemption Date”)

Fixed Rate Period Interest Payment Dates:	During the 2029 Notes Fixed Rate Period, interest will be payable semi-annually in arrear on March 13 and September 13 in each year, from (and including) March 13, 2024 up to (and including) the 2029 Notes Par Redemption Date.

[1]	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Floating Rate Period Interest Payment Dates:	During the 2029 Notes Floating Rate Period, interest will be payable quarterly in arrear on December 13, 2028, March 13, 2029, June 13, 2029, and the 2029 Notes Maturity Date (each, a “2029 Notes Floating Rate Period Interest Payment Date”).

Interest Determination Dates:	The second USGS Business Day preceding the applicable Floating Rate Period Interest Payment Date (each, an “Interest Determination Date”).

Benchmark:	Compounded Daily SOFR (calculated as described under “Description of Senior Notes—Calculation of the Benchmark” in the Preliminary Prospectus Supplement), subject to the Benchmark Transition Provisions.

Day Count:	30/360, Following, Unadjusted, for the 2029 Notes Fixed Rate Period. Actual/360, Modified Following, Adjusted, for the 2029 Notes Floating Rate Period.

Business Days:	Any weekday, other than one on which banking institutions are authorized or obligated by law, regulation or executive order to close in London, England or in the City of New York, United States.

Preliminary Prospectus Supplement:	Preliminary Prospectus Supplement dated September 6, 2023 (the “Preliminary Prospectus Supplement,” incorporating the Prospectus dated March 1, 2021 relating to the 2029 notes (the “Base Prospectus”)). If there is any discrepancy or contradiction between this Pricing Term Sheet and the Preliminary Prospectus Supplement, this Pricing Term Sheet shall prevail.

U.K. Bail-in Power Acknowledgement:	Yes. See the section entitled “Description of Senior Notes—Agreement with Respect to the Exercise of U.K. Bail-in Power” in the Preliminary Prospectus Supplement and “Description of Debt Securities—Agreement with Respect to the Exercise of U.K. Bail-in Power” in the Base Prospectus.

Ranking:	The ranking of the 2029 notes is described under “Description of Senior Notes—Ranking” in the Preliminary Prospectus Supplement.

Optional Redemption:

The Issuer may, at its option, redeem (i) the 2029 notes in whole or in part, pursuant to the 2029 Notes Make-Whole Redemption at any time on or after March 13, 2024 to (but excluding) September 13, 2028 (the “2029 Notes Par Redemption Date”); and/or (ii) the 2029 notes then outstanding, in whole but not in part, on the 2029 Notes Par Redemption Date, at an amount equal to 100% of their principal amount together with accrued but unpaid interest, if any, on the principal amount of the 2029 notes to be redeemed to (but excluding) the redemption date, on the terms and subject to the provisions set forth in the Preliminary Prospectus Supplement under “Description of Senior Notes—Optional Redemption.”

For purposes of the 2029 Notes Make-Whole Redemption, the 2029 Notes Discount Factor is 35 bps.

Tax Redemption:	The 2029 notes are also redeemable as described under “Description of Senior Notes—Tax Redemption” in the Preliminary Prospectus Supplement.

Loss Absorption Disqualification Event Redemption:	The 2029 notes are also redeemable as described under “Description of Senior Notes—Loss Absorption Disqualification Event Redemption” in the Preliminary Prospectus Supplement.

Margin:	222 bps (the “2029 Notes Margin”)

Benchmark Treasury:	UST 4.375% due August 31, 2028

Spread to Benchmark Treasury:	205 bps

Reoffer Yield:	6.490%

Price to Public:	100.000%

Underwriting Discount:	0.325%

Net Proceeds:	$1,245,937,500

Sole Bookrunner:	Barclays Capital Inc.

Senior Co-Managers:	BBVA Securities Inc., CIBC World Markets Corp., ING Financial Markets LLC, Mizuho Securities USA LLC, MUFG Securities Americas Inc., Santander US Capital Markets LLC, SG Americas Securities, LLC, Standard Chartered Bank, TD Securities (USA) LLC

Co-Managers:	Blaylock Van, LLC, BNY Mellon Capital Markets, LLC, Independence Point Securities LLC, Loop Capital Markets LLC, PNC Capital Markets LLC, SEB Securities, Inc., Siebert Williams Shank & Co., LLC, Stern Brothers & Co., Westpac Banking Corporation

Risk Factors:	An investment in the 2029 notes involves risks. See “Risk Factors” section beginning on page S-26 of the Preliminary Prospectus Supplement.

Denominations:	$200,000 and integral multiples of $1,000 in excess thereof.

ISIN/CUSIP:	US06738ECK91/06738E CK9

Legal Entity Identifier (“LEI”) Code:	213800LBQA1Y9L22JB70

Settlement:	The Depository Trust Company; Book-entry; Transferable

Documentation:	To be documented under the Issuer’s shelf registration statement on Form F-3 (No. 333-253693) and to be issued pursuant to the Senior Debt Securities Indenture dated January 17, 2018 (as heretofore amended and supplemented), between the Issuer and The Bank of New York Mellon, London Branch, as trustee (the “Trustee”), as amended and supplemented by the Fifteenth Supplemental Indenture, to be entered into on or about the Issue Date, between the Issuer, the Trustee and The Bank of New York Mellon SA/NV, Luxembourg Branch, as Senior Debt Security Registrar.

Listing:	We will apply to list the 2029 notes on the New York Stock Exchange.

Calculation Agent:	The Bank of New York Mellon, New York, or its successor appointed by the Issuer.

Governing Law:	New York law, except for the waiver of set-off provisions which will be governed by English law.

Definitions:	Unless otherwise defined herein, all capitalized terms have the meaning set forth in the Preliminary Prospectus Supplement.

The Issuer has filed a registration statement (including the Base Prospectus) and the Preliminary Prospectus Supplement with the U.S. Securities and Exchange Commission (“SEC”) for this offering. Before you invest, you should read the Base Prospectus and the Preliminary Prospectus Supplement for this offering in that registration statement, and other documents the Issuer has filed with the SEC for more complete information about the Issuer and this offering. You may get these documents for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the Base Prospectus and the Preliminary Prospectus Supplement from Barclays Capital Inc. by calling +1-888-603-5847.

It is expected that delivery of the 2029 notes will be made, against payment of the 2029 notes, on or about September 13, 2023, which will be the fifth (5th) business day in the United States following the date of pricing of the 2029 notes. Under Rule 15c6-1 under the Securities Exchange Act of 1934, purchases or sales of 2029 notes in the secondary market generally are required to settle within two (2) business days (T+2), unless the parties to any such transaction expressly agree otherwise. Accordingly, purchasers of the 2029 notes who wish to trade the 2029 notes on the date of the prospectus supplement or the next two (2) succeeding business days, will be required, because the 2029 notes initially will settle within five (5) business days (T+5) in the United States, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the 2029 notes who wish to trade on the date of the prospectus supplement or the next succeeding business day should consult their own legal advisers.

Singapore Securities and Futures Act Product Classification—Solely for the purposes of its obligations pursuant to sections 309B(1)(a) and 309B(1)(c) of the Securities and Futures Act 2001 of Singapore (the “SFA”), the Issuer has determined, and hereby notifies all relevant persons (as defined in Section 309A of the SFA) that the Securities are “prescribed capital markets products” (as defined in the Securities and Futures (Capital Markets Products) Regulations 2018).

To the extent any underwriter that is not a U.S. registered broker-dealer intends to effect any offers or sales of any 2029 notes in the United States, it will do so through one or more U.S. registered broker-dealers in accordance with the applicable U.S. securities laws and regulations.

EXHIBIT C

Final Term Sheet for the $1,500,000,000 6.692% Fixed-to-Floating Rate Senior Callable Notes due 2034

Free Writing Prospectus Filed pursuant to Rule 433 Registration Statement No. 333-253693

$1,500,000,000 6.692% Fixed-to-Floating Rate Senior Callable Notes due 2034 Barclays PLC

PRICING TERM SHEET

Issuer:	Barclays PLC (the “Issuer”)

Notes:	$1,500,000,000 6.692% Fixed-to-Floating Rate Senior Callable Notes due 2034 (the “2034 notes”)

Expected Issue Ratings[1]:	Baa1 (Moody’s) / BBB+ (S&P) / A (Fitch)

Status:	Senior Debt / Unsecured

Legal Format:	SEC registered

Principal Amount:	$1,500,000,000

Trade Date:	September 6, 2023

Settlement Date:	September 13, 2023 (T+5) (the “Issue Date”)

Maturity Date:	September 13, 2034 (the “2034 Notes Maturity Date”)

Fixed Rate Period Coupon:	From (and including) the Issue Date to (but excluding) the 2034 Notes Par Redemption Date (as defined below) (the “2034 Notes Fixed Rate Period”), the 2034 notes will bear interest at a rate of 6.692% per annum.

Floating Rate Period Coupon:

From (and including) the 2034 Notes Par Redemption Date to (but excluding) the 2034 Notes Maturity Date (the “2034 Notes Floating Rate Period”), the applicable per annum interest rate will be equal to the Benchmark (as defined below, such term subject to the provisions described under “Description of Senior Notes” in the Preliminary Prospectus Supplement) as determined on the applicable Interest Determination Date (as defined below), plus the 2034 Notes Margin (as defined below) (the “2034 Notes Floating Interest Rate”). The 2034 Notes Floating Interest Rate will be calculated quarterly on each Interest Determination Date.

During the 2034 Notes Floating Rate Period, each interest period on the 2034 notes will begin on (and include) a 2034 Notes Floating Rate Period Interest Payment Date (as defined below) and end on (but exclude) the next succeeding 2034 Notes Floating Rate Period Interest Payment Date (each, a “2034 Notes Floating Rate Interest Period”); provided that the first 2034 Notes Floating Rate Interest Period will begin on (and include) the 2034 Notes Par Redemption Date and will end on (but exclude) the first 2034 Notes Floating Rate Period Interest Payment Date.

Par Redemption Date:	September 13, 2033 (the “2034 Notes Par Redemption Date”)

Fixed Rate Period Interest Payment Dates:	During the 2034 Notes Fixed Rate Period, interest will be payable semi-annually in arrear on March 13 and September 13 in each year, from (and including) March 13, 2024 up to (and including) the 2034 Notes Par Redemption Date.

[1]	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Floating Rate Period Interest Payment Dates:	During the 2034 Notes Floating Rate Period, interest will be payable quarterly in arrear on December 13, 2033, March 13, 2034, June 13, 2034, and the 2034 Notes Maturity Date (each, a “2034 Notes Floating Rate Period Interest Payment Date”).

Interest Determination Dates:	The second USGS Business Day preceding the applicable Floating Rate Period Interest Payment Date (each, an “Interest Determination Date”).

Benchmark:	Compounded Daily SOFR (calculated as described under “Description of Senior Notes—Calculation of the Benchmark” in the Preliminary Prospectus Supplement), subject to the Benchmark Transition Provisions.

Day Count:	30/360, Following, Unadjusted, for the 2034 Notes Fixed Rate Period. Actual/360, Modified Following, Adjusted, for the 2034 Notes Floating Rate Period.

Business Days:	Any weekday, other than one on which banking institutions are authorized or obligated by law, regulation or executive order to close in London, England or in the City of New York, United States.

Preliminary Prospectus Supplement:	Preliminary Prospectus Supplement dated September 6, 2023 (the “Preliminary Prospectus Supplement,” incorporating the Prospectus dated March 1, 2021 relating to the 2034 notes (the “Base Prospectus”)). If there is any discrepancy or contradiction between this Pricing Term Sheet and the Preliminary Prospectus Supplement, this Pricing Term Sheet shall prevail.

U.K. Bail-in Power Acknowledgement:	Yes. See the section entitled “Description of Senior Notes—Agreement with Respect to the Exercise of U.K. Bail-in Power” in the Preliminary Prospectus Supplement and “Description of Debt Securities—Agreement with Respect to the Exercise of U.K. Bail-in Power” in the Base Prospectus.

Ranking:	The ranking of the 2034 notes is described under “Description of Senior Notes—Ranking” in the Preliminary Prospectus Supplement.

Optional Redemption:

The Issuer may, at its option, redeem (i) the 2034 notes in whole or in part, pursuant to the 2034 Notes Make-Whole Redemption at any time on or after March 13, 2024 to (but excluding) September 13, 2033 (the “2034 Notes Par Redemption Date”); and/or (ii) the 2034 notes then outstanding, in whole but not in part, on the 2034 Notes Par Redemption Date, at an amount equal to 100% of their principal amount together with accrued but unpaid interest, if any, on the principal amount of the 2034 notes to be redeemed to (but excluding) the redemption date, on the terms and subject to the provisions set forth in the Preliminary Prospectus Supplement under “Description of Senior Notes—Optional Redemption.”

For purposes of the 2034 Notes Make-Whole Redemption, the 2034 Notes Discount Factor is 40 bps.

Tax Redemption:	The 2034 notes are also redeemable as described under “Description of Senior Notes—Tax Redemption” in the Preliminary Prospectus Supplement.

Loss Absorption Disqualification Event Redemption:	The 2034 notes are also redeemable as described under “Description of Senior Notes—Loss Absorption Disqualification Event Redemption” in the Preliminary Prospectus Supplement.

Margin:	262 bps (the “2034 Notes Margin”)

Benchmark Treasury:	UST 3.875% due August 15, 2033

Spread to Benchmark Treasury:	240 bps

Reoffer Yield:	6.692%

Price to Public:	100.000%

Underwriting Discount:	0.450%

Net Proceeds:	$1,493,250,000

Sole Bookrunner:	Barclays Capital Inc.

Senior Co-Managers:	BMO Capital Markets Corp., CaixaBank, S.A., Commerz Markets LLC, Lloyds Securities Inc., Natixis Securities Americas LLC, Nomura Securities International, Inc., Nordea Bank Abp, RB International Markets (USA) LLC, RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc, Wells Fargo Securities, LLC

Co-Managers:	AmeriVet Securities, Inc, Citizens JMP Securities, LLC, Commonwealth Bank of Australia, Desjardins Securities Inc., Great Pacific Securities, Penserra Securities LLC, R. Seelaus & Co., LLC, Regions Securities LLC, Telsey Advisory Group LLC, U.S. Bancorp Investments, Inc.

Risk Factors:	An investment in the 2034 notes involves risks. See “Risk Factors” section beginning on page S-26 of the Preliminary Prospectus Supplement.

Denominations:	$200,000 and integral multiples of $1,000 in excess thereof.

ISIN/CUSIP:	US06738ECL74/06738E CL7

Legal Entity Identifier (“LEI”) Code:	213800LBQA1Y9L22JB70

Settlement:	The Depository Trust Company; Book-entry; Transferable

Documentation:	To be documented under the Issuer’s shelf registration statement on Form F-3 (No. 333-253693) and to be issued pursuant to the Senior Debt Securities Indenture dated January 17, 2018 (as heretofore amended and supplemented), between the Issuer and The Bank of New York Mellon, London Branch, as trustee (the “Trustee”), as amended and supplemented by the Fifteenth Supplemental Indenture, to be entered into on or about the Issue Date, between the Issuer, the Trustee and The Bank of New York Mellon SA/NV, Luxembourg Branch, as Senior Debt Security Registrar.

Listing:	We will apply to list the 2034 notes on the New York Stock Exchange.

Calculation Agent:	The Bank of New York Mellon, New York, or its successor appointed by the Issuer.

Governing Law:	New York law, except for the waiver of set-off provisions which will be governed by English law.

Definitions:	Unless otherwise defined herein, all capitalized terms have the meaning set forth in the Preliminary Prospectus Supplement.

The Issuer has filed a registration statement (including the Base Prospectus) and the Preliminary Prospectus Supplement with the U.S. Securities and Exchange Commission (“SEC”) for this offering. Before you invest, you should read the

Base Prospectus and the Preliminary Prospectus Supplement for this offering in that registration statement, and other documents the Issuer has filed with the SEC for more complete information about the Issuer and this offering. You may get these documents for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the Base Prospectus and the Preliminary Prospectus Supplement from Barclays Capital Inc. by calling

+1-888-603-5847.

It is expected that delivery of the 2034 notes will be made, against payment of the 2034 notes, on or about September 13, 2023, which will be the fifth (5th) business day in the United States following the date of pricing of the 2034 notes. Under Rule 15c6-1 under the Securities Exchange Act of 1934, purchases or sales of 2034 notes in the secondary market generally are required to settle within two (2) business days (T+2), unless the parties to any such transaction expressly agree otherwise. Accordingly, purchasers of the 2034 notes who wish to trade the 2034 notes on the date of the prospectus supplement or the next two (2) succeeding business days, will be required, because the 2034 notes initially will settle within five (5) business days (T+5) in the United States, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the 2034 notes who wish to trade on the date of the prospectus supplement or the next succeeding business day should consult their own legal advisers.

Singapore Securities and Futures Act Product Classification—Solely for the purposes of its obligations pursuant to sections 309B(1)(a) and 309B(1)(c) of the Securities and Futures Act 2001 of Singapore (the “SFA”), the Issuer has determined, and hereby notifies all relevant persons (as defined in Section 309A of the SFA) that the Securities are “prescribed capital markets products” (as defined in the Securities and Futures (Capital Markets Products) Regulations 2018).

To the extent any underwriter that is not a U.S. registered broker-dealer intends to effect any offers or sales of any 2034 notes in the United States, it will do so through one or more U.S. registered broker-dealers in accordance with the applicable U.S. securities laws and regulations.

EXHIBIT D

Final Term Sheet for the $300,000,000 Floating Rate Senior Callable Notes due 2027

Free Writing Prospectus Filed pursuant to Rule 433 Registration Statement No. 333-253693

$300,000,000 Floating Rate Senior Callable Notes due 2027 Barclays PLC

PRICING TERM SHEET

Issuer:	Barclays PLC (the “Issuer”)

Notes:	$300,000,000 Floating Rate Senior Callable Notes due 2027 (the “floating rate notes”)

Expected Issue Ratings[1]:	Baa1 (Moody’s) / BBB+ (S&P) / A (Fitch)

Status:	Senior Debt / Unsecured

Legal Format:	SEC registered

Principal Amount:	$300,000,000

Trade Date:	September 6, 2023

Settlement Date:	September 13, 2023 (T+5) (the “Issue Date”)

Maturity Date:	September 13, 2027 (the “Floating Rate Notes Maturity Date”)

Interest Rate:	From (and including) the Issue Date, the applicable per annum interest rate will be equal to the Benchmark (as defined below, such term subject to the provisions described under “Description of Senior Notes” in the Preliminary Prospectus Supplement) as determined on the applicable Interest Determination Date (as defined below), plus the Floating Rate Notes Margin (as defined below) (the “Floating Rate Notes Interest Rate”). The Floating Rate Notes Interest Rate will be calculated quarterly on each Interest Determination Date.

Interest Periods:	Each interest period on the floating rate notes will begin on (and include) a Floating Rate Notes Interest Payment Date (as defined below) and end on (but exclude) the next succeeding Floating Rate Notes Interest Payment Date (each, a “Floating Rate Notes Interest Period”); provided that the first Floating Rate Notes Interest Period will begin on (and include) the Issue Date and will end on (but exclude) the first Floating Rate Notes Interest Payment Date.

Par Redemption Date:	September 13, 2026 (the “Floating Rate Notes Par Redemption Date”)

Interest Payment Dates:	Interest will be payable quarterly in arrear on March 13, June 13, September 13, and December 13 each year (each, a “Floating Rate Notes Interest Payment Date”), commencing on December 13, 2023 and ending on the Floating Rate Notes Maturity Date.

Interest Determination Dates:	The second USGS Business Day preceding the applicable Floating Rate Period Interest Payment Date (each, an “Interest Determination Date”).

Benchmark:	Compounded Daily SOFR (calculated as described under “Description of Senior Notes—Calculation of the Benchmark” in the Preliminary Prospectus Supplement), subject to the Benchmark Transition Provisions.

[1]	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Day Count:	Actual/360, Modified Following, Adjusted.

Business Days:	Any weekday, other than one on which banking institutions are authorized or obligated by law, regulation or executive order to close in London, England or in the City of New York, United States.

Preliminary Prospectus Supplement:	Preliminary Prospectus Supplement dated September 6, 2023 (the “Preliminary Prospectus Supplement,” incorporating the Prospectus dated March 1, 2021 relating to the floating rate notes (the “Base Prospectus”)). If there is any discrepancy or contradiction between this Pricing Term Sheet and the Preliminary Prospectus Supplement, this Pricing Term Sheet shall prevail.

U.K. Bail-in Power Acknowledgement:	Yes. See the section entitled “Description of Senior Notes—Agreement with Respect to the Exercise of U.K. Bail-in Power” in the Preliminary Prospectus Supplement and “Description of Debt Securities—Agreement with Respect to the Exercise of U.K. Bail-in Power” in the Base Prospectus.

Ranking:	The ranking of the floating rate notes is described under “Description of Senior Notes—Ranking” in the Preliminary Prospectus Supplement.

Optional Redemption:	The Issuer may, at its option, redeem the floating rate notes then outstanding, in whole but not in part, on the Floating Rate Notes Par Redemption Date, at an amount equal to 100% of their principal amount together with accrued but unpaid interest, if any, on the principal amount of the floating rate notes to be redeemed to (but excluding) the redemption date, on the terms and subject to the provisions set forth in the Preliminary Prospectus Supplement under “Description of Senior Notes—Optional Redemption.”

Tax Redemption:	The floating rate notes are also redeemable as described under “Description of Senior Notes—Tax Redemption” in the Preliminary Prospectus Supplement.

Loss Absorption Disqualification Event Redemption:	The floating rate notes are also redeemable as described under “Description of Senior Notes—Loss Absorption Disqualification Event Redemption” in the Preliminary Prospectus Supplement.

Margin:	188 bps (the “Floating Rate Notes Margin”)

Price to Public:	100.000%

Underwriting Discount:	0.250%

Net Proceeds:	$299,250,000

Sole Bookrunner:	Barclays Capital Inc.

Senior Co-Managers:	BNP Paribas Securities Corp., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., DZ Financial Markets LLC, Intesa Sanpaolo IMI Securities Corp., J.P. Morgan Securities LLC, Rabo Securities USA, Inc., Scotia Capital (USA) Inc., UBS Securities LLC

Co-Managers:	American Veterans Group, PBC, Bank of China Limited, London Branch, Cabrera Capital Markets LLC, Drexel Hamilton, LLC, Mischler Financial Group, Inc., Roberts & Ryan, Inc., Swedbank AB (publ), Truist Securities, Inc.

Risk Factors:	An investment in the floating rate notes involves risks. See “Risk Factors” section beginning on page S-26 of the Preliminary Prospectus Supplement.

Denominations:	$200,000 and integral multiples of $1,000 in excess thereof.

ISIN/CUSIP:	US06738ECM57/06738E CM5

Legal Entity Identifier (“LEI”) Code:	213800LBQA1Y9L22JB70

Settlement:	The Depository Trust Company; Book-entry; Transferable

Documentation:	To be documented under the Issuer’s shelf registration statement on Form F-3 (No. 333-253693) and to be issued pursuant to the Senior Debt Securities Indenture dated January 17, 2018 (as heretofore amended and supplemented), between the Issuer and The Bank of New York Mellon, London Branch, as trustee (the “Trustee”), as amended and supplemented by the Fifteenth Supplemental Indenture, to be entered into on or about the Issue Date, between the Issuer, the Trustee and The Bank of New York Mellon SA/NV, Luxembourg Branch, as Senior Debt Security Registrar.

Listing:	We will apply to list the floating rate notes on the New York Stock Exchange.

Calculation Agent:	The Bank of New York Mellon, New York, or its successor appointed by the Issuer.

Governing Law:	New York law, except for the waiver of set-off provisions which will be governed by English law.

Definitions:	Unless otherwise defined herein, all capitalized terms have the meaning set forth in the Preliminary Prospectus Supplement.

The Issuer has filed a registration statement (including the Base Prospectus) and the Preliminary Prospectus Supplement with the U.S. Securities and Exchange Commission (“SEC”) for this offering. Before you invest, you should read the Base Prospectus and the Preliminary Prospectus Supplement for this offering in that registration statement, and other documents the Issuer has filed with the SEC for more complete information about the Issuer and this offering. You may get these documents for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the Base Prospectus and the Preliminary Prospectus Supplement from Barclays Capital Inc. by calling +1-888-603-5847.

It is expected that delivery of the floating rate notes will be made, against payment of the floating rate notes, on or about September 13, 2023, which will be the fifth (5th) business day in the United States following the date of pricing of the floating rate notes. Under Rule 15c6-1 under the Securities Exchange Act of 1934, purchases or sales of floating rate notes in the secondary market generally are required to settle within two (2) business days (T+2), unless the parties to any such transaction expressly agree otherwise. Accordingly, purchasers of the floating rate notes who wish to trade the floating rate notes on the date of the prospectus supplement or the next two (2) succeeding business days, will be required, because the floating rate notes initially will settle within five (5) business days (T+5) in the United States, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the floating rate notes who wish to trade on the date of the prospectus supplement or the next succeeding business day should consult their own legal advisers.

Singapore Securities and Futures Act Product Classification—Solely for the purposes of its obligations pursuant to sections 309B(1)(a) and 309B(1)(c) of the Securities and Futures Act 2001 of Singapore (the “SFA”), the Issuer has determined, and hereby notifies all relevant persons (as defined in Section 309A of the SFA) that the Securities are “prescribed capital markets products” (as defined in the Securities and Futures (Capital Markets Products) Regulations 2018).

To the extent any underwriter that is not a U.S. registered broker-dealer intends to effect any offers or sales of any floating rate notes in the United States, it will do so through one or more U.S. registered broker-dealers in accordance with the applicable U.S. securities laws and regulations.